Exhibit 10.16(b)

FIRST AMENDMENT TO FOURTH AMENDED AND

RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of June 29, 2005, among THE VAIL CORPORATION, a Colorado corporation doing business as "Vail Associates, Inc." (the "Company"), the Required Lenders (as defined in the Credit Agreement referenced below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (hereinafter defined).

R E C I T A L S

A. The Company has entered into that certain Fourth Amended and Restated Credit Agreement dated as of January 28, 2005 (as amended, the "Credit Agreement"), with Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), and certain other agents and lenders party thereto, providing for revolving credit loans, letters of credit, and swing line loans in the aggregate principal amount of up to $400,000,000. Unless otherwise indicated herein, all capitalized terms used herein shall have the meanings set forth in the Credit Agreement, and all Section references herein shall be references to sections in the Credit Agreement.

B. The Company has requested certain clarifications with respect to the non-recourse Debt which may be incurred by the Unrestricted Subsidiaries and the limited recourse to the Restricted Subsidiaries permitted with respect to such non-recourse Debt of the Unrestricted Subsidiaries.

C. The Required Lenders have agreed to amend the Credit Agreement to provide for such clarifications as set forth herein.

In consideration of the foregoing and the mutual covenants contained herein, the Company, the Required Lenders, the Guarantors (by execution of the attached Guarantors' Consent and Agreement), and the Administrative Agent agree as follows:

1. Amendments.

(a) New Definitions. Section 1.1 is hereby amended by inserting the following new definitions, as follows:

(i) The definition of "Completion Guaranty" is added alphabetically to read as follows:

"Completion Guaranty means, with respect to any Real Estate Project of an Unrestricted Subsidiary, a completion guaranty or similar agreement entered into by a Restricted Company pursuant to which such Restricted Company (a) guarantees the timely completion of construction of such construction project in accordance with applicable plans and specifications, the payment of all costs incurred in connection with the construction of such construction project, the payment of the premiums of all insurance required to be maintained in connection with the Real Estate Project, or such other matters customarily included by institutional lenders in a completion guaranty, or (b) otherwise indemnifies a construction lender or other party from loss resulting from a failure to timely complete and pay all costs incurred in connection with construction of any project financed by such lender or other party in accordance with the applicable plans and specifications."

(ii) The definition of "Customary Recourse Exceptions" is added alphabetically to read as follows:

"Customary Recourse Exceptions means, with respect to any Non-Recourse Debt of an Unrestricted Subsidiary, exclusions from the exculpation provisions with respect to such Non-Recourse Debt for the bankruptcy of such Unrestricted Subsidiary, fraud, misapplication of cash, environmental claims, waste, willful destruction, and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate indemnification agreements in non-recourse financings of real estate."

(iii) The definition of "Non-Recourse Debt" is added alphabetically to read as follows :

"Non-Recourse Debt means, for any Unrestricted Subsidiary, any Debt of such Unrestricted Subsidiary with respect to which the holder of such Debt (a) may not look to such Unrestricted Subsidiary directly for repayment, other than to the extent of any security therefor, or (b) may look to such Unrestricted Subsidiary directly for repayment (but not to any direct or indirect constituent equity holder of such Unrestricted Subsidiary, other than with respect to Permitted Recourse Obligations entered into by such direct or indirect constituent equity holder)."

(iv) The definition of "Permitted Recourse Obligations" is added alphabetically to read as follows:

"Permitted Recourse Obligations means, collectively, for any Restricted Company, obligations or liabilities arising with respect to Customary Recourse Exceptions, Completion Guaranties, and letters of credit or similar arrangements entered into in support of obligations of an Unrestricted Subsidiary with respect to its Real Estate Project."

(v) The definition of "Real Estate Project" is added alphabetically to read as follows:

"Real Estate Project means the acquisition, development, and operation or resale of any real estate asset or group of related real estate assets (and directly related activities) by any Unrestricted Subsidiary."

(b) Modifications of Existing Definitions. Section 1.1 is further amended by modifying the following existing definitions as indicated:

(i) The definition of "Debt" is amended to address Permitted Recourse Obligations, by replacing the period at the end of clause (d) therein with a semi-colon (;) and adding the following proviso thereafter:

"provided, that repayment or reimbursement obligations of any Restricted Company with respect to Permitted Recourse Obligations shall not be considered Debt unless and until an event or circumstance occurs that triggers such Restricted Company's direct payment liability or reimbursement obligation (as opposed to contingent or performance obligations) to the lender or other party to whom such Permitted Recourse Obligation is actually owed, in which case the amount of such direct payment liability to such lender or other party shall constitute Debt; provided, that the satisfaction of performance obligations on behalf of the Unrestricted Subsidiary under a Completion Guaranty shall not constitute Debt."

(ii) The definition of "Funded Debt" is amended to address Permitted Recourse Obligations as follows:

(A) the following is added after "instrument," in the parenthetical set forth in clause (a):

"as a direct (as opposed to contingent) payment obligation arising under a guaranty,";

(B) existing clause (d) is changed to clause (e); and

(C) the following is added as clause (d) before the phrase "but expressly excluding":

"(d) payment obligations with respect to Permitted Recourse Obligations which constitutes Debt hereunder,".

(iii) The definition of "Permitted Debt" is amended to conform with the new definitions added by this Amendment, as follows:

(A) Clause (e)(i) is deleted in its entirety and the following is substituted therefor:

"(i) (A) Non-Recourse Debt of Unrestricted Subsidiaries, and (B) other Debt of Unrestricted Subsidiaries which is recourse to the Restricted Companies (1) to the extent permitted by clause (iii) hereof or clauses (f) or (g) of the definition of "Permitted Debt," or (2) with respect to reimbursement obligations under the L/C described on Schedule 2.3 issued in support of certain SSI obligations;"; and

(B) Clause (g) is amended by adding the following parenthetical after the word "Debt":

"(including, without limitation, payment obligations with respect to Permitted Recourse Obligations which constitutes Debt hereunder)".

(iv) Clause (d) of the definition of "Permitted Liens" is amended to conform with the new definition of "Non-Recourse Debt" by modifying clause (d) to read as follows:

"(d) Liens on assets of Unrestricted Subsidiaries securing Debt of Unrestricted Subsidiaries permitted by clause (e)(i) of the definition of "Permitted Debt";".

(v) The definition of "Unrestricted Subsidiary" is amended to conform with the new definition of "Permitted Recourse Obligations" by modifying the second parenthetical provision in clause (b) of the definition to read as follow:

"(other than (i) pursuant to Permitted Recourse Obligations and (ii) as otherwise permitted in clause (e)(i) of the definition of "Permitted Debt"),".

(c) Modifications to Covenants.

(i) Affiliate Transactions. Section 10.6 is amended to address the Permitted Recourse Obligations between the Restricted Companies and the Unrestricted Companies by replacing the period at the end of clause (d) thereof with a semi-colon, and adding the following thereafter:

"provided, that any Restricted Company may enter into Permitted Recourse Obligations in support of obligations of Unrestricted Subsidiaries, so long as no Default or Potential Default then exists or arises."

(ii) Loan, Advances, and Investments. Section 10.8(m) is amended by adding the following parenthetical after the phrase "investments in Unrestricted Subsidiaries" in the first and second lines thereof:

"(including, without limitation, the amount of any Permitted Recourse Obligations which constitutes Debt hereunder)".

2. Representations and Warranties. As a material inducement to the Required Lenders and the Administrative Agent to execute and deliver this Amendment, the Company represents and warrants to the Required Lenders and the Administrative Agent (with the knowledge and intent that Required Lenders are relying upon the same in entering into this Amendment) that (a) the Company and the Guarantors have all requisite authority and power to execute, deliver, and perform their respective obligations under this Amendment and the Guarantor Consent and Agreement, as the case may be, which execution, delivery, and performance have been duly authorized by all necessary action, require no Governmental Approvals, and do not violate the respective certificates of incorporation or its bylaws, or other documents of such Companies; (b) upon execution and delivery by the Company, the Guarantors, the Administrative Agent, and the Required Lenders, this Amendment will constitute the legal and binding obligation of the Company and each Guarantor, enforceable against such entities in accordance with this Amendment's terms, except as that enforceability may be limited by general principles of equity or by bankruptcy or insolvency laws or similar laws affecting creditors' rights generally, (c) all representations and warranties in the Loan Papers are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a specific date or the facts on which any of them are based have been changed by transactions contemplated or permitted by the Credit Agreement, and (d) no Default or Potential Default has occurred and is continuing.

3. Conditions Precedent to Effectiveness. This Amendment shall be effective on the date (the "Effective Date") upon which Administrative Agent receives (i) counterparts of this Amendment executed by the Company, Administrative Agent, and Required Lenders, and (ii) the Guarantors' Consent and Agreement executed by each Guarantor

4. Expenses. The Company shall pay all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

5. Miscellaneous. Unless stated otherwise herein, (a) the singular number includes the plural, and vice versa, and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Amendment, (c) this Amendment shall be governed by and construed in accordance with the laws of the State of New York, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document, (f) this Amendment is a "Loan Paper" referred to in the Credit Agreement, and the provisions relating to Loan Papers in Section 14 of the Credit Agreement are incorporated herein by reference, (g) this Amendment, the Credit Agreement, as amended by this Amendment, and the other Loan Papers constitute the entire agreement and understanding among the parties hereto and supercede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, and (h) except as provided in this Amendment, the Credit Agreement, the Notes, and the other Loan Papers are unchanged and are ratified and confirmed.

6. Parties. This Amendment binds and inures to the benefit of the Company, the Guarantors, the Administrative Agent, the Lenders, and their respective successors and assigns.

The parties hereto have executed this Amendment in multiple counterparts as of the date first above written.

Remainder of Page Intentionally Blank.

Signature Pages to Follow.

Signature Page to that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of June 29, 2005, among The Vail Corporation (d/b/a "Vail Associates, Inc."), the other agents and Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

THE VAIL CORPORATION (D/B/A "VAIL ASSOCIATES, INC."), as the Company By: Name: Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:

Name:

Title:

BANK OF AMERICA, N.A.,

as an L/C Issuer, a Swing Line Lender, and a Lender

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION,

as Co-Syndication Agent, a Swing Line Lender, and a Lender

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent, an L/C Issuer, and a Lender

By:

Name:

Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Co-Documentation Agent and a Lender

By:

Name:

Title:

By:

Name:

Title:

LASALLE BANK NATIONAL ASSOCIATION,
as Co-Documentation Agent and a Lender

By:

Name:

Title:

CALYON NEW YORK BRANCH,
as a Lender

By:

Name:

Title:

JPMORGAN CHASE BANK, NA,
as a Lender

By:

Name:

Title:

COMPASS BANK,
as a Lender

By:

Name:

Title:

GUARANTY BANK,
as a Lender

By:

Name:

Title:

COMERICA WEST INCORPORATED,
as a Lender

By:

Name:

Title:

GUARANTORS' CONSENT AND AGREEMENT

As an inducement to Administrative Agent and Required Lenders to execute, and in consideration of Administrative Agent's and Required Lenders' execution of the foregoing First Amendment to Fourth Amended and Restated Credit Agreement, the undersigned hereby consent thereto and agree that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under each Guaranty described in the Credit Agreement, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers, all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, and shall inure to the benefit of Administrative Agent and Lenders, and the respective successors and assigns of each.

Vail Resorts, Inc.

Vail Holdings, Inc.

Beaver Creek Associates, Inc.

Beaver Creek Consultants, Inc.

Beaver Creek Food Services, Inc.

Breckenridge Resort Properties, Inc.

Complete Telecommunications, Inc.

Gillett Broadcasting, Inc.

Grand Teton Lodge Company

Heavenly Valley, Limited Partnership

Jackson Hole Golf and Tennis Club, Inc.

JHL&S LLC

Keystone Conference Services, Inc.

Keystone Development Sales, Inc.

Keystone Food & Beverage Company

Keystone Resort Property Management Company

Larkspur Restaurant & Bar, LLC

Lodge Properties, Inc.

Lodge Realty, Inc.

Mountain Thunder, Inc.

Property Management Acquisition Corp., Inc.

Rockresorts International, LLC

Rockresorts LLC

Rockresorts Cheeca, LLC

Rockresorts Equinox, Inc.

Rockresorts LaPosada, LLC

Rockresorts Wyoming, LLC

Rockresorts Casa Madrona, LLC

Rockresorts Rosario, LLC

Teton Hospitality Services, Inc.

The Village at Breckenridge Acquisition Corp., Inc.

Timber Trail, Inc.

VA Rancho Mirage I, Inc.

VA Rancho Mirage II, Inc.

VA Rancho Mirage Resort, L.P.

Vail/Arrowhead, Inc.

Vail Associates Holdings, Ltd.

Vail Associates Investments, Inc.

Vail Associates Real Estate, Inc.

Vail/Beaver Creek Resort Properties, Inc.

Vail Food Services, Inc.

Vail Resorts Development Company

Vail RR, Inc.

Vail Summit Resorts, Inc.

Vail Trademarks, Inc.

VAMHC, Inc.

VR Heavenly I, Inc.

VR Heavenly II, Inc.

VR Holdings, Inc.

By:

Name:________________________________________

Title:_________________________________________